                                                                   Exhibit 10.2





                            STOCKHOLDERS' AGREEMENT

                                  DATED AS OF

                               NOVEMBER 12, 1999

                                  BY AND AMONG

                              MAXXIM MEDICAL, INC.

                                      AND

                              THE INVESTORS LISTED
                         ON THE SIGNATURE PAGES HERETO



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                               TABLE OF CONTENTS
                                                                                          Page
                                                                                          ----
ARTICLE I      DEFINITIONS...................................................................3

ARTICLE II     RESTRICTIONS ON TRANSFERS OF STOCK............................................8

          2.1  General Limitations on Transfers..............................................8
                2.1.1  Transfers Generally...................................................8
                2.1.2  Recordation...........................................................8
                2.1.3  Obligations of Transferees............................................8
                2.1.4  Transfers to Competitors..............................................8

          2.2  Compliance with Securities Laws...............................................9

          2.3  Permitted Transfers...........................................................9
                2.3.1  FPC Transfers.........................................................9
                2.3.2  Rollover Investors...................................................10
                2.3.3  Permitted Transferees................................................10
                2.3.4  Transfer by Permitted Transferees....................................10
                2.3.5  Other Transfer Restrictions..........................................10
                2.3.6  Transfers by Mezzanine Investor......................................11
                2.3.7  Transfer by Discount Note Purchaser..................................12

          2.4  Right of First Offer.........................................................12
                2.4.1  Right of First Offer.................................................12
                2.4.2  First Offer Notice...................................................13
                2.4.3  First Offer Election.................................................13
                2.4.4  Sale Agreement; Reoffer..............................................13

          2.5  Tag-Along Rights.............................................................13
                2.5.1  Sale Notice..........................................................13
                2.5.2  Tag-Along Election...................................................14
                2.5.3  Seller's Rights to Transfer..........................................14

          2.6  Drag-Along Right.............................................................15
                2.6.1  Exercise.............................................................15
                2.6.2  Sale Agreement.......................................................16
                2.6.3  No Liability.........................................................16

          2.7  Additional Provisions Relating to Restrictions on Transfers..................16
                2.7.1  Legends..............................................................16
                2.7.2  Copy of Agreement....................................................17
                2.7.3  Termination of Restrictions..........................................17
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
ARTICLE III    REGISTRATION RIGHTS..........................................................18

          3.1  Piggyback and Demand Registrations...........................................18
                3.1.1  Piggyback Registrations..............................................18
                3.1.2  Demand Registrations.................................................19
                3.1.3  Expenses.............................................................19
                3.1.4  Priority in Piggyback and Demand Registrations.......................19
                3.1.5  Underwriting Requirements............................................20

          3.2  Registration Procedures......................................................20

          3.3  Indemnification..............................................................23

          3.4  Holdback Agreement...........................................................26

          3.5  Deferral.....................................................................27

ARTICLE IV     EXECUTIVE MANAGEMENT INVESTORS' PUT RIGHTS...................................28

          4.1  Put Rights...................................................................28

ARTICLE V      MISCELLANEOUS................................................................29

          5.1  Effectiveness; Term..........................................................29

          5.2  No Voting or Conflicting Agreements..........................................29

          5.3  Composition of the Board of Directors........................................30

          5.4  Approval of Stock Incentive Plan by Stockholders.............................30

          5.5  Specific Performance.........................................................30

          5.6  Notices......................................................................31

          5.7  Successors and Assigns.......................................................31

          5.8  Recapitalizations and Exchanges Affecting Common Stock.......................31

          5.9  Governing Law................................................................31

          5.10 Descriptive Headings, Etc....................................................31

          5.11 Amendment....................................................................31

          5.12 Severability.................................................................32

          5.13 Further Assurances...........................................................32
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
          5.14 Complete Agreement; Counterparts.............................................32

          5.15 Certain Transactions.........................................................32

          5.16 No Third-Party Beneficiaries.................................................33

          SIGNATURES........................................................................34

Exhibits
--------
Exhibit A - Stock Incentive Plan



Schedules
---------
Schedule I - Stockholder Holdings of Common Stock, Options and Warrants

Schedule II - Reinvestment Shares

Schedule 2.3.7(a) - Transfer by Discount Note Purchaser


















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

                            STOCKHOLDERS' AGREEMENT

               STOCKHOLDERS' AGREEMENT, dated as of November 12, 1999 (the "Agreement"), by and among MAXXIM MEDICAL, INC., a Texas Corporation (the "Company"), FOX PAINE CAPITAL FUND, L.P., a Delaware limited partnership (the "Fund"), FPC INVESTORS, L.P., a Delaware limited partnership ("FPC Investors" and, together with the Fund and the Co-Investors (as defined below), "FPC"), MAXXIM COINVESTMENT FUND I, LLC, a Delaware limited liability company, MAXXIM COINVESTMENT FUND II, LLC, a Delaware limited liability company, MAXXIM COINVESTMENT FUND III, LLC, a Delaware limited liability company, MAXXIM COINVESTMENT FUND IV, LLC, a Delaware limited liability company, MAXXIM COINVESTMENT FUND V, LLC, a Delaware limited liability company (such coinvestment funds, collectively, the "Co-Investors"), and GS Mezzanine Partners, L.P. and GS Mezzanine Partners Offshore, L.P. (collectively, the "Mezzanine Investor"), and Kenneth W. Davidson, acting in his individual capacity and as President of Davidson Management, Inc., the general partner of Davidson Management International Limited Partnership, a Nevada limited partnership, Peter M. Graham, David L. Lamont, Henry T. DeHart, Jack F. Cahill, Alan S. Blazei, Joseph D. Dailey, Suzanne R. Garon (such executives and the related entities so listed, collectively, the "Executive Management Investors"), and Ernest J. Henley and Davis C. Henley (together with the Executive Management Investors, the "Rollover Investors"), and Chase Equity Associates, L.P., Nationwide Life Insurance Company, John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, Signature 3 Limited, Merrill Lynch International, The Northwestern Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG, New York Branch, CIBC WMC, Inc., Credit Suisse First Boston Corporation (collectively, and together with the Mezzanine Investor, the "Discount Note Purchasers" and, together with the Rollover Investors, the Mezzanine Investor, the "Other Investors"). John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, Signature 3 Limited and Merrill Lynch International shall be treated as a single Discount Note Purchase for purposes of this Agreement. References herein to the Company shall mean the Company as the surviving corporation in the Merger (as defined below). Employees, directors, consultants and certain other Persons (as defined below) having significant business relationships with the Company and its Affiliates (as defined below) may be issued shares of Common Stock (as defined below) (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) subject to the terms of this Agreement and, if so issued, the Company, without the consent of any other party hereto, may amend this Agreement to allow any such Person the Company so chooses to become an additional Executive Management Investor hereunder and listing such Person on Schedule I hereto, subject to such Person becoming a signatory to this Agreement. The parties hereto (other than the Company) and any other Person who shall hereafter acquire shares of Common Stock (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) pursuant to the provisions of, and/or subject to the restrictions and rights set forth in, this Agreement (including through participation in certain Company stock or option plans) are sometimes hereinafter referred to individually as a "Stockholder" or collectively as the "Stockholders."

                                    RECITALS

               WHEREAS, as of the Effective Date (as defined below), the Company will have authorized 40,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock"), each share of which is entitled to one vote on all Stockholder matters as more specifically provided in the restated articles of incorporation, as amended of the Company (the "Certificate"), and of which 5,770,704 shares of Common Stock will be issued and outstanding immediately after the Effective Date. In addition, the Company will have reserved, as of the Effective Date, 1,172,875 shares of Common Stock for issuance pursuant to the Company 1999 Stock Incentive Plan (the "Stock Incentive Plan"), 118,910 shares of Common Stock for issuance pursuant to the Warrant Agreement (as defined herein) and 144,132 shares of Common Stock for issuance pursuant to the Mezzanine Warrant Agreement (as defined below);

               WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of June 13, 1999, as amended by Amendment No. 1 to Merger Agreement, dated as of October 1, 1999, by and between Fox Paine Medic Acquisition Corporation, a Texas corporation ("Fox Paine Medic") and the Company (the "Merger Agreement"), Fox Paine Medic will be merged with and into the Company (the "Merger") with the Company as the surviving corporation in the Merger;

               WHEREAS, in connection with the issuance by Maxxim Medical Group, Inc., a Delaware corporation ("Maxxim Medical Group"), of its Senior Discount Subordinated Notes due 2009 (the "Notes"), the Company has entered into a warrant agreement with the Discount Notes Purchasers (the "Warrant Agreement") that provides for, among other things, issuance of Note Purchaser Warrants (as defined below) to the Discount Notes Purchasers;

               WHEREAS, in connection with the issuance by the Company of its Senior Discount Notes due 2010 (the "Holdco Notes"), the Company has entered into a warrant agreement with the Mezzanine Investor (the "Mezzanine Warrant Agreement") that provides for, among other things, the issuance of Mezzanine Warrants (as defined below) to the Mezzanine Investor;

               WHEREAS, in connection with the Merger, the Company will enter into employment agreements (the "Employment Agreements") and option agreements with the Executive Management Investors; and

               WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Common Stock that the parties hereto own, or may hereafter acquire, and to provide for certain rights and obligations in respect thereof as hereinafter provided.

               NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree as follows:




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

                                   ARTICLE I

                                  DEFINITIONS

               As used in this Agreement, the following terms shall have the meanings ascribed to them below:

               "Affected Holder" shall have the meaning ascribed to it in
Section 5.11 hereof.

               "Affiliate" of a Person shall mean a Person, directly or indirectly, controlled by, controlling or under common control with such Person, and, in the case of the entities included in FPC, their equity holders.

               "Agreement" shall have the meaning ascribed to it in the Preamble hereto.

               "Applicable Federal Rate" shall have the meaning ascribed to it in Section 4.1 hereof.

               "Certificate" shall have the meaning ascribed to it in the Recitals hereof.

               "Claims" shall mean losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened).

               "Co-Investors" shall have the meaning ascribed to it in the Preamble hereto.

               "Common Stock" shall have the meaning ascribed to it in the Recitals hereof.

               "Company" shall have the meaning ascribed to it in the Preamble hereto.

               "Competitor" shall have the meaning ascribed to it in Section 2.1.4.

               "Demand Registration" shall have the meaning ascribed to it in
Section 3.1.2 hereof.

               "Discount Note Purchasers" shall have the meaning ascribed to it in the Preamble hereto.

               "Drag-Along Right" shall have the meaning ascribed to it in
Section 2.6.1 hereof.

               "Drag-Along Seller" shall have the meaning ascribed to it in
Section 2.6.2 hereof.

               "Effective Date" shall have the meaning ascribed to it in
Section 5.1.1 hereof.

               "Employment Agreements" shall have the meaning ascribed to it in the Recitals hereof.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.




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

               "Executive Management Investors" shall have the meaning ascribed to it in the Preamble hereto.

               "Fair Market Value" shall mean fair value as reasonably determined by the Board of Directors of the Company in light of all circumstances, including comparable recent bona fide third-party sales; provided, however, that such determination may be challenged by any Stockholder (but no such challenge may be made more than once in any 12-month period if the value is at least equal to the prior value determined by the last such challenge), whereupon the Board of Directors of the Company will appoint an independent appraiser, which appraiser shall in any event be unrelated to the Company and its Stockholders, to make such determination; and provided, further that, if such determination by the independent appraiser is greater than 105% of the fair value determination by the Board of Directors of the Company, the Company will pay all costs and expenses associated with the independent appraisal, otherwise the costs and expenses associated with the independent appraisal will be paid by the challenging Stockholder or Stockholders, as the case may be.

               "First Offer Notice" shall have the meaning ascribed to it in
Section 2.4.2 hereof.

               "Fox Paine Medic" shall have the meaning ascribed to it in the Recitals hereof.

               "FPC" shall have the meaning ascribed to it in the Preamble hereto.

               "FPC Affiliate Transferee" shall have the meaning ascribed to it in Section 2.3.1 hereof.

               "FPC Investors" shall have the meaning ascribed to in the Preamble hereto.

               "Fund" shall have the meaning ascribed to it in the Preamble hereto.

               "Goldman Sachs" shall have the meaning ascribed to it in Section 2.3.6(a) hereof.

               "Holdco Notes" shall have the meaning ascribed to it in the Recitals hereof.

               "Initiating Party" shall have the meaning ascribed to it in
Section 3.1.2 hereof.

               "Initiator" shall have the meaning ascribed to it in Section
2.4.1 hereof.

               "IPO" shall mean an underwritten initial public offering or public offerings (on a cumulative basis) of shares of Common Stock pursuant to a registration statement or registration statements under the Securities Act with aggregate gross proceeds to the Company of at least $50 million.

               "Maxxim" shall have the meaning ascribed to it in the Preamble hereto.

               "Maxxim Medical Group" shall have the meaning ascribed to it in the Recitals hereof.

               "Merger" shall have the meaning ascribed to it in the Recitals hereof.




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

               "Merger Agreement" shall have the meaning ascribed to it in the Recitals hereof.

               "Mezzanine Investor" shall have the meaning ascribed to it in the Preamble hereto.

               "Mezzanine Investor Permitted Transferee" shall have the meaning ascribed to it in Section 2.3.6(b) and 2.3.6(c) hereto.

               "Mezzanine Warrant Agreement" shall have the meaning ascribed to it in the Recitals hereof.

               "Mezzanine Warrants" shall mean warrants to purchase shares of Common Stock issued pursuant to the Mezzanine Warrant Agreement.

               "NASD" shall mean the National Association of Securities Dealers, Inc.

               "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

               "Note Purchaser Warrants" shall mean warrants to purchase shares of Common Stock issued pursuant to the Warrant Agreement.

               "Notes" shall have the meaning ascribed to it in the Recitals hereof.

               "Offer Shares" shall have the meaning ascribed to it in Section
2.5.1 hereof.

               "Offeree Stockholders" shall have the meaning ascribed to it in
Section 2.5.1 hereof.

               "Options" shall mean options to purchase shares of Common Stock from the Company, whether granted pursuant to the Stock Incentive Plan or otherwise, but shall exclude Warrants.

               "Other Investors" shall have the meaning ascribed to it in the Preamble hereto.

               "Permitted Transferee" shall have the meaning ascribed to it in Sections 2.3.3 and 2.3.4 hereof.

               "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

               "Piggyback Notice" shall have the meaning ascribed to it in
Section 3.1.1 hereof.

               "Piggyback Registration" shall have the meaning ascribed to it in Section 3.1.1 hereof.

               "Proposed Transferee" means a Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than any Stockholders or their Affiliates (whether any such Affiliate is such prior to or upon consummation of the proposed Transfer, but not solely by virtue of becoming a party to this Agreement), to whom Common Stock is proposed to be Transferred pursuant to the terms of Section 2.5.3(a) or 2.6 of this Agreement.

               "Purchasing Stockholder" shall have the meaning ascribed to it in Section 2.4.3 hereof.

               "Registrable Securities" shall mean shares of Common Stock; provided, however, as to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision under the Securities Act), (iii) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company, or (iv) such securities shall have ceased to be outstanding (and, in the case of shares of Common Stock underlying Options granted under the Stock Incentive Plan, underlying Mezzanine Warrants or Note Purchaser Warrants granted under the Warrant Agreement, or underlying Options or warrants granted otherwise, such shares of Common Stock shall have ceased to be outstanding after issuance pursuant to the exercise of such Options or warrants).

               "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with Article III, including, without limitation, (i) all SEC and stock exchange or the NASD registration and filing fees, (ii) all fees and expenses of complying with securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance,
(v) the reasonable fees and disbursements of one counsel retained by the Stockholders such counsel to be chosen by the Stockholders by vote of a plurality of the shares of such Stockholders being registered) as a group in connection with each such registration, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts and commissions and transfer taxes, if any,
(vii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) securities acts liability insurance (if the Company elects to obtain such insurance).

               "Reinvestment Shares" shall mean the shares of Common Stock purchased by certain Executive Management Investors with the proceeds received from the cash out of certain of their stock options in the Merger, in the amounts set forth on Schedule II hereto.

               "Restricted Stock" shall have the meaning, if any, ascribed to it in an employment agreement with anyone who is or becomes a Management Investor.

               "Rollover Investors" shall have the meaning ascribed to it in the Preamble hereto.




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

               "Rule 144" shall mean Rule 144 under the Securities Act.

               "Sale Notice" shall have the meaning ascribed to it is Section 2.5.1.

               "SEC" shall mean the Securities and Exchange Commission.

               "Section 3.1 Sale Number" shall have the meaning ascribed to it in Section 3.1.4 hereof.

               "Securities Act" shall mean the Securities Act of 1933, as amended.

               "Stock Incentive Plan" shall have the meaning ascribed to it in the Recitals hereof.

               "Stockholder" shall have the meaning ascribed to it in the Recitals hereof.

               "Subsidiary Dividend" shall have the meaning ascribed to it in
Section 4.1(a) hereof.

               "Tag-Along Right" shall have the meaning ascribed to it in
Section 2.5.3(a) hereof.

               "Tag-Along Seller" shall have the meaning ascribed to it in
Section 2.5.3(b) hereof.

               "Tag-Along Shares" shall have the meaning ascribed to it in
Section 2.5.2 hereof.

               "Transfer" shall mean to sell, assign, pledge or encumber or otherwise transfer, directly or indirectly, whether or not for consideration.

               "Transfer Shares" shall have the meaning ascribed to it in
Section 2.4.1 hereof.

               "Transferee" shall mean any Person to whom a Transfer is made, regardless of the method of Transfer.

               "Transferor" shall mean any Person by whom a Transfer is made, regardless of the method of Transfer.

               "Violation" shall have the meaning ascribed to it in Section 3.3(a) hereof.

               "Warrant Agreement" shall have the meaning ascribed to it in the Recitals hereof.

               "Warrants" shall mean the Note Purchaser Warrants and the Mezzanine Warrants.

                                   ARTICLE II

                       RESTRICTIONS ON TRANSFERS OF STOCK

         2.1 General Limitations on Transfers.

             2.1.1 Transfers Generally. (a) No Rollover Investor shall, at any time prior to an IPO, Transfer any shares of Common Stock, unless such Transfer is made in accordance with Sections 2.1, 2.2, 2.3, 2.4, 2.5 or 2.6 or pursuant to Section 3.1, and any Transfer by any Rollover Investor of any shares of Common Stock owned as of the date hereof or hereafter acquired in violation of such provisions shall be null and void.

             (b) As used in this Agreement, Common Stock shall include any shares of Restricted Stock granted to any of the Rollover Investors; provided, however, that, to the extent the Transfer thereof is otherwise prohibited or restricted, no rights to Transfer, including pursuant to Sections 2.3, 2.4 and
2.5 and Article III, shall be granted hereunder.

             2.1.2 Recordation. The Company shall not record upon its books any Transfer of shares of Common Stock held or owned by any of the Stockholders to any other Person, except Transfers in accordance with this Agreement.

             2.1.3 Obligations of Transferees. No Transfer of shares of Common Stock by a Stockholder otherwise permitted pursuant to this Agreement (other than pursuant to a Piggyback Registration, Demand Registration or pursuant to a Tag-Along Right or Drag-Along Right) shall be effective unless (a) the Transferee (including a Permitted Transferee pursuant to Section 2.3) shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that (i) the Transferee takes such shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions and (ii) the shares shall bear legends, substantially in the forms required by Section 2.7, and (b) such document shall have been delivered to and approved (as described above) by the Company prior to such Transferee's acquisition of shares of Common Stock, such approval not to be unreasonably withheld or delayed.

             2.1.4 Transfers to Competitors. Notwithstanding anything to the contrary in this Agreement, without the consent of the Board of Directors of the Company, no Stockholder shall, at any time, directly or indirectly, Transfer any shares of Common Stock to any Person who is a Competitor of the Company or any of its subsidiaries and, in addition, Circon Holdings Corporation, a Delaware corporation, and its subsidiaries ("Circon") ("Competitor" being defined herein as a Person that competes in a significant way with a substantial business of the Company or any such subsidiary, and, in addition, Circon or a Person that has a substantial investment in any such competing entity; provided that an institutional investor or its Affiliates that hold nonvoting debt or less than 5% of the publicly traded equity securities of any such Competitor as a passive portfolio investment shall not be a Competitor) or to any Affiliate of such a Competitor (other than Transfers to the Company and its Affiliates) unless such Transfer (a) is made in connection with the exercise of a Tag-Along Right (but not by the Initiator) pursuant to Section 2.5 or in connection with the exercise of a Drag-Along Right pursuant to Section 2.6, in which event such sale may be effected only in accordance with Section 2.5 or

Section 2.6, as applicable, or (b) is made in accordance with the terms of this Agreement and is made pursuant to a widely distributed, underwritten public offering registered under the Securities Act (or an underwritten offering pursuant to the exercise of such other Stockholders piggyback registration rights pursuant to Section 3.1.1) or pursuant to a sale effected through an open market, nondirected broker's transaction pursuant to Rule 144 in which the seller does not know that the buyer is a Competitor. For purposes of this provision, the good faith determination of a majority of the entire Board of Directors of the Company that a proposed Transferee is a Competitor, made within 30 days of written notice to the Board of Directors of the Company of the proposed Transfer, shall in all respects be conclusive.

         2.2 Compliance with Securities Laws. No Stockholder shall Transfer any shares of Common Stock unless the Transfer is made in accordance with the terms of this Agreement and (a) the Transfer is pursuant to an effective registration statement under the Securities Act and in compliance with any other applicable federal securities laws and state securities or "blue sky" laws or (b) such Stockholder shall have furnished the Company with (i) an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under any applicable state securities or "blue sky" laws and that the Transfer otherwise complies with this Agreement and any other applicable federal securities laws and state securities or "blue sky" laws and
(ii) such representation and covenants of such Stockholder as are reasonably requested by the Company to ensure compliance with any applicable federal securities laws and state securities or "blue sky" laws.

         2.3 Permitted Transfers.

             2.3.1 FPC Transfers. (a) FPC may Transfer any shares of Common Stock to an Affiliate of FPC; provided, however, that, if FPC shall have transferred any shares of Common Stock to an Affiliate of FPC (each, a "FPC Affiliate Transferee"), and, thereafter, such FPC Affiliate Transferee ceases to be an Affiliate of FPC (other than in connection with a liquidation or dissolution of the relevant Affiliate of FPC), then such FPC Affiliate Transferee shall, within 30 days from the date on which such FPC Affiliate Transferee ceased to be an Affiliate of FPC, transfer such shares of Common Stock back to FPC or one or more Affiliates of FPC.

             (b) FPC and any Affiliate of FPC shall be free to Transfer shares of Common Stock to any Person, in whole at any time or in part from time to time; provided, however, that, if such Person is not FPC or an Affiliate of FPC, such Transfer shall be subject to Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2 .6 and 3.1. Any Transfer by FPC or Affiliates of FPC of any shares of Common Stock owned as of the date hereof or hereafter acquired in violation of such provisions shall be null and void.

             (c) No Transfer of shares of Common Stock by FPC or an Affiliate of FPC otherwise permitted pursuant to this Section 2.3.1 shall be effective unless (i) the Transferee (whether or not an Affiliate of FPC) shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that (A) the Transferee takes such shares subject to all the terms and conditions of this Agreement to the same extent as its

Transferor was bound by and entitled to the benefits of such provisions and (B) the shares shall bear legends, substantially in the forms required by Section 2.7, and (ii) such document shall have been delivered to and approved (as described above) by the Company prior to such Transferee's acquisition of shares of Common Stock.

             2.3.2 Rollover Investors. The restrictions contained in Section
2.1.1 with respect to Transfers by Rollover Investors of shares of Common Stock shall not apply to any Transfer by a Rollover Investor: (a) to or among such Rollover Investor's spouse, children (including adopted), grandchildren (including adopted) or other living descendants, or executors, administrators, testamentary trustees or to a trust or family partnership of which there are no principal (i.e., corpus) beneficiaries or partners other than the grantor or one or more of such Rollover Investor, spouse or described relatives, executors, administrators, testamentary trustees, or by the laws of descent and distribution and provided that, in the case of a trust, the existing beneficiaries and/or trustee(s) and/or grantor(s) of such trust have the power to act with respect to the trust's assets without court approval and, in the case of a family partnership, that the partners thereof have the power to act with respect to the partnership's assets without court approval and the partnership is not permitted to (i) distribute assets to Persons who are not among the relatives listed above or (ii) have partners who are not among the relatives listed above, and, in any case, all the partners agree, for the benefit of the Company and FPC, not to amend such provisions; (b) to a legal representative of such Rollover Investor in the event such Rollover Investor becomes mentally incompetent or to such Rollover Investor's personal representative following the death of such Rollover Investor; or (c) with the prior written approval of the Company, which approval may be granted or withheld by the Board of Directors of the Company, in its sole and absolute discretion.

             2.3.3 Permitted Transferees. Transferees to whom Transfers are permitted pursuant to Sections 2.3.2(a), 2.3.2(b) and 2.3.2(c) are referred to herein as "Permitted Transferees." Any such permitted Transfer shall be subject to the terms of this Agreement, including compliance with Sections 2.1.1 and 2.2.

             2.3.4 Transfer by Permitted Transferees. The restrictions contained in Section 2.1.1 with respect to Transfers by Rollover Investors of shares of Common Stock shall not apply to any Transfer by a Permitted Transferee of a Rollover Investor to such Rollover Investor or to another Permitted Transferee of such Stockholder, and any such Transferee shall also be a "Permitted Transferee," subject to the provisions of Section 2.3.3.

             2.3.5 Other Transfer Restrictions. (a) The Mezzanine Investor agrees that, prior to the consummation of an IPO, no Transfer of Mezzanine Warrants (or shares of Common Stock issued upon exercise of the Mezzanine Warrants) by the Mezzanine Investor or its direct or indirect Transferees shall be effective if, following such Transfer, there are more than 10 holders of Mezzanine Warrants and Note Purchaser Warrants (or Common Stock issued upon exercise thereof), originally issued to the Mezzanine Investor, excluding Mezzanine Investor Permitted Transferees, which securities are required to bear the legend provided in Section 2.7.1(a), without the consent of the Company or the Fund. Any Transfer by a Mezzanine Investor shall, other than to the extent provided in Section 2.3.6, be subject to the terms of this Agreement, including compliance with this Section 2.3.5(a) and Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 3.1. Any Transfer by the Mezzanine Investor of Mezzanine Warrants (or shares of

Common Stock issued upon exercise of the Mezzanine Warrants) owned as of the date hereof or hereafter acquired in violation of such provisions shall be null and void.

             (b) Each Discount Note Purchaser other than the Mezzanine Investor agrees that, prior to the consummation of an IPO, no Transfer of Note Purchaser Warrants (or shares of Common Stock issued upon exercise thereof) by such Discount Note Purchaser or its direct or indirect Transferees shall be effective, if, following such Transfer, there are more than 5 holders of Note Purchaser Warrants originally issued to such Discount Note Purchaser (or Common Stock issued upon exercise thereof), which securities are required to bear the legend provided in Section 2.7.1(a), without the consent of the Company or the Fund. Any Transfer by a Discount Note Purchaser shall, other than to the extent provided in Section 2.3.7, be subject to the terms of this Agreement, including compliance with this Section 2.3.5(b) and Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 3.1. Any Transfer by the Discount Note Purchaser of Note Purchaser Warrants (or shares of Common Stock issued upon exercise of the Mezzanine Warrants owned as of the date hereof or hereafter acquired in violation of such provisions shall be null and void.

             (c) The restrictions contained in Sections 2.1.1, 2.4, 2.5 and 2.6 and the provisions contained in this Section 2.3 shall be in addition to and not in lieu or limitation of any restrictions on the ownership or Transfer of shares of Common Stock (including with respect to any Restricted Stock) contained in any stock subscription agreement or Employment Agreement or in any analogous provision of any employment, compensation or benefit agreement or arrangement or other agreement between Fox Paine Medic or the Company or any of its Affiliates and any Stockholder; provided, however, that, upon the termination of any such Employment Agreement or other such agreement or arrangement or lapsing of such restrictions, the restrictions and provisions contained herein shall continue in full force and effect pursuant to this Agreement.

             2.3.6 (a) Transfers by Mezzanine Investor. The restrictions contained in Section 2.3.5(a) with respect to Transfers by the Mezzanine Investor of shares of Common Stock and Warrants shall not apply to (i) any Transfer by a Mezzanine Investor to (A) its respective partners on a pro rata basis on final liquidation of such Mezzanine Investor in accordance with its terms or (B) Goldman, Sachs & Co., together with The Goldman Sachs Group, Inc. (or any Person that succeeds to the business of The Goldman Sachs Group, Inc. substantially as an entirety) (collectively, "Goldman Sachs") and any subsidiaries of Goldman Sachs principally engaged in the investment or merchant banking or private investment business and including any investment funds controlled, directly or indirectly, by Goldman Sachs but no more than five such entities or (ii) any bona fide pledge by a Mezzanine Investor to any lending or financial institution (or any agent therefor) as security for any indebtedness issued by such lender (but any exercise by the pledgee upon such security without resale shall be subject to Section 2.3.5, and any sale by, to or for the benefit of such pledgee shall be subject to all the terms of this Agreement, including Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 3.1). No Transfer permitted pursuant to this Section 2.3.6 shall be effective unless the Transferee shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such shares of Common Stock or Warrants subject to all of the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions.

             (b) Mezzanine Investor Permitted Transferees. Transferees to whom Transfers are permitted pursuant to Sections 2.3.6(a)(i) and 2.3.6(a)(ii) are referred to herein as "Mezzanine Investor Permitted Transferees." Any Transfer to a Mezzanine Investor Permitted Transferee pursuant to this Section 2.3.6. shall be subject to the terms of this Agreement, including compliance with Sections 2.1 and 2.2.

             (c) Transfer by Mezzanine Investor Permitted Transferees. The restrictions contained in Section 2.3.5(a) with respect to Transfers by the Mezzanine Investor of shares of Common Stock shall not apply to any Transfer by a Mezzanine Investor Permitted Transferee to the Mezzanine Investor or to another Mezzanine Investor Permitted Transferee, and any such Transferee shall also be a "Mezzanine Investor Permitted Transferee," subject to the provisions of this Section 2.3.6.

             2.3.7 Transfer by Discount Note Purchaser. (a) The restrictions contained in Section 2.3.5(b) with respect to Transfers by Discount Note Purchasers of shares of Common Stock and Warrants shall not apply to any Transfer by a Discount Note Purchaser to any of its Affiliates that are under common majority control with such Discount Note Purchaser, but to no more than 3 such entities by each Discount Note Purchaser or to a Transfer described in
Schedule 2.3.7(a). No Transfer permitted pursuant to this Section 2.3.7 shall be effective unless the Transferee shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such shares of Common Stock or Warrants subject to all of the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions.

             (b) Discount Note Purchaser Permitted Transferees. Transferees to whom Transfers are permitted pursuant to Section 2.3.7(a) are referred to herein as "Discount Note Purchaser Permitted Transferees." Any such Transfer to a Discount Note Purchaser Permitted Transferee shall be subject to the terms of this Agreement, including compliance with Sections 2.1 and 2.2.

             (c) The restrictions contained in Section 2.3.5(b) with respect to Transfers by the Discount Note Purchasers of shares of Common Stock shall not apply to any Transfer by a Discount Note Purchaser Permitted Transferee to such Discount Note Purchaser or to another Discount Note Purchaser Permitted Transferee, and any such Transferee shall also be a "Discount Note Purchaser Permitted Transferee," subject to the provisions of this Section 2.3.7.

         2.4 Right of First Offer.

             2.4.1 Right of First Offer. Prior to an IPO, and subject to the terms and conditions specified in this Section 2.4, the Stockholders shall have a right of first offer if a Stockholder (the "Initiator") proposes to sell any shares of Common Stock, or securities convertible into or exercisable for any shares of Common Stock (the "Transfer Shares"), owned by it, other than to a Transferee of such Stockholder permitted pursuant to Sections 2.3.1, 2.3.2, 2.3.4, 2.3.6 or 2.3.7. Each time the Initiator proposes to sell any Transfer Shares, the Initiator must first make an offering of the Transfer Shares to the other Stockholders in accordance with the following provisions of this Section 2.4.

             2.4.2 First Offer Notice. The Initiator shall give written notice (the "First Offer Notice") to the Company and the other Stockholders stating its bona fide intention to sell the Transfer Shares and specifying the number of Transfer Shares, price (assuming in the case of any Options or Warrants, that the same shall have been exercised in accordance with their terms before such sale which shall be required in order to consummate such sale) and form of consideration upon which the Initiator proposes to sell such Transfer Shares.

             2.4.3 First Offer Election. Within seven business days of the date of receipt of the First Offer Notice, the other Stockholders shall each deliver a written notice to the Initiator and the Company stating whether such Stockholder elects to purchase the Transfer Shares (and, if so, how many) at the price and on the terms specified in the First Offer Notice. Any such election to purchase shall be binding upon delivery and irrevocable without the consent of the Initiator. If the offer of Transfer Shares is oversubscribed, each Stockholder who delivered a written notice electing to purchase the Transfer Shares (the "Purchasing Stockholders") shall receive a pro rata portion of the Transfer Shares (but not in excess of the amount so elected to purchase) equal to (a) the total number of Transfer Shares multiplied by (b) a fraction (i) the numerator of which is the number of shares of Common Stock plus the total number of shares of Common Stock then issuable upon the exercise of Options or Warrants (in each case, whether vested or unvested) owned by such Purchasing Stockholder and (ii) the denominator of which is the total number of shares of Common Stock plus the total number of shares of Common Stock then issuable upon the exercise of Options or Warrants (in each case, whether vested or unvested) owned by all of the Purchasing Stockholders. Any shares not allocated pursuant to the preceding sentence shall be reallocated iteratively in accordance with the foregoing formula (with the denominator being Shares owned only by Purchasing Stockholders who have not received the maximum amount they elected) until all the Transfer Shares have been allocated.

             2.4.4 Sale Agreement; Reoffer. If all of the Transfer Shares are not elected to be purchased as provided in Section 2.4.3, the Initiator may, during the 120-day period following the expiration of the seven business day period provided in Section 2.4.3 and subject to the other restrictions contained in Sections 2.1, 2.2, 2.3.5 and 2.5, enter into an agreement for the sale of all the Transfer Shares to any Person at a price not less than, and upon terms no more favorable to the offeree than those specified in the First Offer Notice; provided, however, that any Proposed Transferee shall agree to hold such Transfer Shares pursuant to the terms of this Agreement. If the Initiator does not enter into an agreement for the sale of the Transfer Shares within such period, or, if such agreement is not consummated within 120 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Transfer Shares shall not be offered unless first reoffered to the other Stockholders in accordance with this Section 2.4.

         2.5 Tag-Along Rights.

             2.5.1 Sale Notice. If, prior to an IPO and following the offer process required by Section 2.4, the Initiator proposes to sell any of the Common Stock owned by it, other than (a) to a Transferee of such Stockholder permitted pursuant to Sections 2.3.1, 2.3.2, 2.3.4, 2.3.6 or 2.3.7., (b)
Purchasing Stockholders pursuant to Section 2.4.3, (c) pursuant to the exercise of a Drag-Along Right pursuant to Section 2.6, or (d) pursuant to a Piggyback Registration, then the Initiator shall first give written notice (the "Sale Notice") to the Company and to each of the other Stockholders (such other Stockholders, the "Offeree Stockholders"), stating that the Initiator desires to make such sale, referring to Section 2.5, specifying the number of shares of Common Stock proposed to be sold by the Initiator pursuant to the offer (the "Offer Shares"), and, subject to the requirements of Section 2.4.4, specifying the price, the form of consideration, name and description of the purchaser (including controlling Persons) and the material terms pursuant to which such sale is proposed to be made.

             2.5.2 Tag-Along Election. Within seven business days of the date of receipt of the Sale Notice, each Offeree Stockholder, other than the Initiator, shall deliver to the Initiator and to the Company a written notice stating whether the Offeree Stockholder elects to sell a pro rata portion of its Common Stock (equal to (a) the total number of shares of Common Stock owned by such Offeree Stockholder, plus the total number of shares of Common Stock then issuable upon exercise of vested Options or Warrants then exercisable by such Offeree Stockholder, multiplied by (b) a fraction, (i) the numerator of which is the number of Offer Shares and (ii) the denominator of which is the total number of shares of Common Stock held by the Initiator plus the total number of shares of Common Stock then issuable upon exercise or conversion of any convertible securities (including Options and Warrants), if applicable, then exercisable or convertible by the Initiator) to such Proposed Transferee on the same terms, purchase price and conditions as the Initiator (with respect to each Offeree Stockholder, its "Tag-Along Shares"). An election pursuant to the first sentence of this Section 2.5.2 shall constitute an irrevocable commitment by the Offeree Stockholder making such election to sell such Tag-Along Shares to the Proposed Transferee if the sale of Offer Shares to the Proposed Transferee occurs on the terms contemplated hereby. Section 2.4 shall not apply to an election pursuant to the first sentence of this Section 2.5.2. Such terms may include a maximum number of shares such Proposed Transferee is willing to purchase, and, in such case, the Initiator and the Offeree Stockholders selling shares pursuant hereto shall be cut back pro rata based on the number of shares each such Stockholder is electing to sell.

             2.5.3 Seller's Rights to Transfer.

             (a) Third-Party Sale; Tag-Along Buyer. A sale to a Proposed Transferee pursuant to this Section 2.5 shall only be consummated if the Proposed Transferee shall purchase, within 120 days of the date of the Sale Notice (or such shorter period as required by Section 2.4.4), concurrently with and on the same terms and conditions and at the same price as the Offer Shares, all of each Offeree Stockholder's Tag-Along Shares with respect to such sale, in accordance with their elections pursuant to Section 2.5.2, and subject to the last sentence thereof (the "Tag-Along Right").

             (b) Sale Agreement. Each Offeree Stockholder electing to sell Tag-Along Shares (a "Tag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, stock certificates and other instruments for such Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a Tag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each Tag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of sale incurred by the sellers in connection with such sale and the monetary obligations and liabilities incurred by the sellers in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) obligations and liabilities for indemnification (including for (i) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business, (ii) breaches of covenants in effect prior to closing and (iii) other matters), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments provided all such obligations are equally applicable on a several and not joint basis to each Tag-Along Seller based on the consideration received by such Tag-Along Seller. The foregoing notwithstanding,
(i) without the written consent of a Tag-Along Seller, the amount of such obligations and liabilities for which such Tag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Tag-Along Seller in such sale, (ii) a Tag-Along Seller shall not be obligated to enter into any non-compete or other post-closing covenant that restricts its activities in any way and (iii) a Tag-Along Seller shall not be responsible for the fraud of any other seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (A) ownership of and title to shares of capital stock of the Company, (B) organization, (C) authority and (D) conflicts and consents.

             (c) No Liability. Notwithstanding any other provision contained in this Section 2.5.3, there shall be no liability on the part of the Company or the Initiator in the event that the sale pursuant to this Section 2.5.3 is not consummated for any reason whatsoever. The decision whether to effect a Transfer pursuant to this Section 2.5.3 shall be in the sole and absolute discretion of the Initiator.

         2.6 Drag-Along Right.

             2.6.1 Exercise. If, prior to an IPO, FPC proposes to make a sale, in a bona fide arm's-length transaction or series of related transactions to a Person not controlled by Fox Paine & Company, LLC, of at least 50% of its shares of Common Stock to a Proposed Transferee, including pursuant to a stock sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, FPC shall have the right (a "Drag-Along Right"), exercisable upon 15 days' prior written notice to the other Stockholders, to require the other Stockholders to sell their shares of Common Stock and, at the election of FPC, Options or Warrants (in each case, whether vested or unvested) equal to (a) the total number of shares of Common Stock owned by such Stockholder, plus the total number of shares of Common Stock then issuable upon the exercise of Options or Warrants (in each case, whether vested or unvested), multiplied by (b) a fraction (i) the numerator of which is the number of shares of Common Stock FPC proposes to sell to the Proposed Transferee and (ii) the denominator of which is the total number of shares of Common Stock held by FPC plus the total number of shares then issuable upon exercise or conversion of any convertible securities, if applicable, then exercisable or convertible by FPC, to the Proposed Transferee on the same terms and conditions and at the same price (in the case of Options or Warrants the purchase price of each Option or Warrant, respectively, shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Option or Warrant less the exercise price thereof) as FPC would receive in connection with such transaction.

             2.6.2 Sale Agreement. Each Stockholder selling shares of Common Stock pursuant to a transaction contemplated by this Section 2.6 (a "Drag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, stock certificates and other instruments for such shares of Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a Drag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each Drag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of sale incurred by FPC in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) monetary obligations and liabilities for indemnification (including for (a) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business and (b) breaches of covenants in effect prior to closing), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments, provided that all such obligations are equally applicable on a several and not joint basis to each Drag-Along Seller based on the consideration received by such Drag-Along Seller. The foregoing notwithstanding, (a) without the written consent of a Drag-Along Seller, the amount of such obligations and liabilities for which such Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Drag-Along Seller in such sale, (b) a Drag-Along Seller shall not be obligated to enter into any non-compete or other post-closing covenant that restricts its activities in any way and (c) a Drag-Along Seller shall not be responsible for the fraud of any other seller or any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (i) ownership of and title to shares of capital stock of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

             2.6.3 No Liability. Notwithstanding any other provision contained in this Section 2.6, there shall be no liability on the part of the Company or FPC in the event that the sale pursuant to this Section 2.6 is not consummated for any reason whatsoever. The decision whether to effect a Transfer pursuant to this Section 2.6 shall be in the sole and absolute discretion of FPC.

         2.7 Additional Provisions Relating to Restrictions on Transfers.

             2.7.1 Legends. Each of the Stockholders hereby agrees that each outstanding certificate representing shares of Common Stock held or owned by such Stockholder or its Transferee, including any certificate representing shares of Common Stock acquired in accordance with the provisions of this Agreement or the Employment Agreements, any certificates representing shares of Common Stock issued upon exercise of the Options or

Warrants and any Options or Warrants, in any case, subject to the provisions of this Agreement and issued prior to the date when the applicable restrictions are terminated pursuant to Section 2.7.3, shall bear endorsements reading substantially as follows:

             (a) The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws.

             (b) The securities represented by this certificate are subject to the terms and conditions set forth in a Stockholders' Agreement, dated as of November 12, 1999, as amended from time to time, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.

             Each outstanding certificate representing shares of Common Stock shall also bear any legend required by the terms of any subscription agreement, the Employment Agreements, the Stock Incentive Plan, the Warrant Agreement, the Mezzanine Warrant Agreement or as the Company may otherwise deem appropriate.

             2.7.2 Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company, and kept with the records of the Company, and shall be made available for inspection by any Stockholder at the principal executive offices of the Company.

             2.7.3 Termination of Restrictions. The restriction referred to in the endorsement required pursuant to Section 2.7.1(a) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act and the state securities or "blue sky" laws. The Company or the Company's counsel, at their election, may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the endorsement set forth in Section 2.7.1(a) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company and its counsel. The restrictions referred to in
Section 2.7.1(b) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, the provisions of this Agreement are no longer applicable to such shares or this Agreement shall have terminated in accordance with its terms. Any other restrictions referred to in any other legends required pursuant to Section
2.7.1 shall cease and terminate when, in the reasonable opinion of counsel for the Company, such restrictions are no longer applicable. Whenever such restrictions shall cease and terminate as to any shares of Common Stock, Options or Warrants, the Stockholder holding such shares shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any, if such unlegended shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of shares of Common Stock or like number of Options or Warrants not bearing the relevant legend(s) set forth or referred to in Section 2.7.1.

                                  ARTICLE III

                              REGISTRATION RIGHTS

         3.1 Piggyback and Demand Registrations.

             3.1.1 Piggyback Registrations. If at any time following an IPO (or, if FPC is selling shares in such IPO, beginning with an IPO), the Company proposes to register for sale by the Company under the Securities Act any of its equity securities (other than a registration on Form S4 or Form S8, or any successor or similar forms), or any shares of Common Stock of an Initiating Party pursuant to a Demand Registration under Section 3.1.2, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company will each such time promptly give written notice to all Stockholders who beneficially own any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 3.1 (the "Piggyback Notice"). The Company will use its reasonable best efforts to include, and to cause the underwriter or underwriters, if applicable, to include, in the proposed offering, on the same terms and conditions as the securities of the Company included in such offering, all Registrable Securities that the Company has been requested in writing, within 15 calendar days after the Piggyback Notice is given, to register by the Stockholders thereof (each such registration pursuant to this Section 3.1.1, a "Piggyback Registration"); provided, however, that (a) if, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register its equity securities (or, in the case of a Demand Registration, the Initiating Party thereof so determines), the Company may, at its election (or, in the case of a Demand Registration, where the Initiating Party thereof so determines, the Company shall), give written notice of such determination to all Stockholders who beneficially own any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (b) in case of a determination by the Company to delay registration of its equity securities (or, in the case of a Demand Registration, the Initiating Party thereof so determines) the Company shall be permitted to (or, in the case of a Demand Registration where the Initiating Party thereof so determines, the Company, for a period not to exceed 60 days, shall) delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities (provided that clauses (a) and (b) above shall not relieve the Company of its obligations under Section 3.1.2). In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 3.1.1, all Stockholders proposing to distribute their securities pursuant to this Section 3.1.1 shall, at the request of the Company (or, in the case of a Demand Registration, the Initiating Party thereof), enter into an agreement in customary form with the underwriter or underwriters selected by the Company (or, in the case of a Demand Registration, selected in accordance with Section 3.1.2). Notwithstanding the foregoing, following an IPO, the Company shall not be obligated to effect registration of Registrable Securities for which Piggyback Registration is requested by an Other Investor if, at the time of such request, all such Registrable Securities are eligible for sale to the public by the requesting Other Investor without registration under Rule 144, with such sale not being limited by the volume restrictions thereunder.

             3.1.2 Demand Registrations. The Company, following the consummation of an IPO, upon the request of (a) FPC, (b) the Mezzanine Investor (holding at least a majority of the shares of Common Stock issued or issuable upon exercise of the Mezzanine Warrants), (c) the Discount Note Purchasers (by the holders of at least 25% of the shares of Common Stock issued or issuable upon exercise of the Note Purchaser Warrants or (d) the Rollover Investors (by the holders of at least 25% of the total number of shares of Common Stock held by all of the Rollover Investors) (each such party being an "Initiating Party"), shall use its reasonable best efforts to register under the Securities Act Registrable Securities held by the Initiating Party (including, at the election of such Initiating Party, in an underwritten offering) and any other Stockholders participating in such Demand Registration (provided, however that the aggregate expected market value of all such Registrable Securities, included in such registration is greater than or equal to $2 million) and bear all expenses in connection with such offering in a manner consistent with
Section 3.1.3 and shall enter into such other agreements in furtherance thereof (each such registration pursuant to this Section 3.1.2, a "Demand Registration"), and the Company shall provide customary indemnifications in such instances (in a manner consistent with the indemnification provision of this Article III) to the Initiating Party, other Stockholders included in such registration and any such underwriters. FPC shall have the right to initiate up to five Demand Registrations pursuant to this Section 3.1.2. The Rollover Investors, as a group, shall have the right to initiate two Demand Registrations pursuant to this Section 3.1.2, the Discount Note Purchasers, as a group, shall have the right to initiate one Demand Registration pursuant to this Section 3.12 and the Mezzanine Investor shall have the right to initiate one (1) Demand Registration pursuant to this Section 3.1.2; provided, however, that the Company shall not be obligated to effect a Demand Registration on behalf of any Other Investor or group thereof within nine months of the effectiveness of another registration under this Section 3.1. A registration shall not count as a Demand Registration unless and until the registration statement relating thereto has been declared effective by the SEC and not withdrawn. If any Demand Registration requested by FPC is in the form of an underwritten offering, FPC shall designate the underwriter or underwriters to be utilized in connection such offering. If the Demand Registration requested by the Rollover Investors, the Discount Note Purchasers or the Mezzanine Investor is in the form of an underwritten offering, the Company shall designate an underwriter or underwriters to be utilized in connection such offering, which selection shall be reasonably acceptable to the Initiating Party.

             3.1.3 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1; provided, however, that each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 3.1.

             3.1.4 Priority in Piggyback and Demand Registrations. If the managing underwriter for a registration pursuant to this Section 3.1 shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section
3.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company (or, in the case of a Demand Registration, to the Initiating Party thereof), the Company shall include in such offering (a) first, all the securities the Company proposes to register for its own sale, and (b) second, to the extent that the securities the Company proposes to register are less than the Section 3.1 Sale Number, all Registrable Securities requested to be included by all Stockholders; provided, however, that, if the number of such Registrable Securities exceeds
(i) the Section 3.1 Sale Number less (ii) the number of securities included pursuant to clause (a) above, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Stockholders, on the basis of the relative number of shares of such Registrable Securities each such Stockholder then holds. If there is any reduction or exclusion of Registrable Securities pursuant to this Section 3.1.4 in connection with a Demand Registration, such registration shall not be deemed to be a Demand Registration for purposes of determining the maximum number of Demand Registrations the Company is obligated to effect for an Initiating Party pursuant to Section 3.1.2.

             3.1.5 Underwriting Requirements. In connection with any offering involving any underwriting of securities in a Piggyback Registration, the Company shall not be required to include any Stockholder's Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters in such quantities and on such terms as set forth in Section 3.1.1, and such Stockholder agrees to sell such Stockholder's securities on the basis provided therein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (including powers of attorney and custody arrangements) customarily required generally of all selling Stockholders, in each case, in customary form and substance, which are requested to be executed in connection therewith.

         3.2 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article III, the Company will, as soon as practicable:

             (a) prepare and file with the SEC the requisite registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

             (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as the Company shall deem appropriate and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

             (c) furnish to each seller of such Registrable Securities and each underwriter such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

             (d) promptly notify each Stockholder that holds Registrable Securities covered by such registration statement, (i) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (ii) of the issuance by the

         SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (iii) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and promptly file such amendments and supplements which may be required on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

             (e) promptly furnish counsel for each underwriter, if any, and for the selling Stockholders of Registrable Securities copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

             (f) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

             (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange or authorized for quotation on Nasdaq, if any, on which similar equity securities issued by the Company are then listed or authorized for quotation, or eligible for listing or quotation, if the listing or authorization for quotation of such securities is then permitted under the rules of such exchange or the NASD;

             (h) enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (the sellers of Registrable Securities that are to be distributed by such underwriter(s) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such sellers of Registrable Securities);

             (i) make available for inspection by representatives of the selling Stockholders who hold Registrable Securities and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by such Stockholders or underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto; provided, however, that, with respect to records, documents or information which the Company determines, in good faith, to be confidential and as to which the Company notifies such representatives, underwriters, counsel or accountants in writing of such confidentiality, such representatives, underwriters, counsel or accountants shall not disclose such records, documents or information unless (i) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) such records, documents or information have previously been generally made available to the public, or (iii) the disclosure of such records, documents or information is necessary, in the written opinion of outside legal counsel, to avoid or correct a material misstatement or omission in the registration statement and then only after reasonable request has been made to the Company to make such disclosure and the Company has denied such request. Each selling Stockholder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates (or for such Stockholder's business purposes or for any reason other than in connection with a registration hereunder) unless and until such information is made generally available (other than by such Stockholder or where such Stockholder knows that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. Each selling Stockholder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

             (j) permit any beneficial owner of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included; and

             (k) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering.

             The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. The Company shall not be required to register or qualify any Registrable Securities covered by such registration statement under any state securities or "blue sky" laws of such jurisdictions other than as it deems necessary in connection with the chosen method of distribution or to take any other actions or do any other things other than those it reasonably deems necessary or advisable to consummate such distribution, and the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

             Each beneficial owner of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (d)(ii) and (d)(iii) above, such beneficial owner will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such beneficial owner's receipt of the copies of the supplemented or amended prospectus contemplated by clause (d) above, and, if so directed by the Company, such beneficial owner will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such beneficial owner's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement.

         3.3 Indemnification. (a) In the event of any registration of any Registrable Securities pursuant to this Article III, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or members or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or members or general and limited partners thereof), each other Person who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee and stockholder or general and limited partner of such underwriter or qualified independent underwriter, and each other Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the Securities Act, against any and all Claims in respect thereof and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered pursuant to this Agreement under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein.

             (b) Each holder of Registrable Securities that are included in the securities as to which any Demand Registration or Piggyback Registration is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.3 (a)), to the fullest extent permitted by law, the Company, its directors, officers, fiduciaries, employees and stockholders (and the directors, officers, fiduciaries, employees and stockholders or members or general and limited partners thereof) and each Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners), if any, controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, fiduciaries, employees and stockholders or general and limited partners and respective controlling Persons (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners) against any and all Claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation which occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such holder or underwriter or qualified independent underwriter, if any, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount that any such holder, underwriter or qualified independent underwriter shall be required to pay pursuant to this
Section 3.3(b) and Sections 3.3(c) and 3.3(e) shall be limited to (i) in the case of any such holder, the amount of the gross proceeds received by such holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim and (ii) in the case of any such underwriter or qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it pursuant to the registration statement giving rise to such claim.

             (c) Indemnification similar to that specified in Sections 3.3(a) and 3.3(b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

             (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.3, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.3, except to the extent the indemnifying party is prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 3.3. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

             (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 3.3(a), 3.3(b) or 3.3(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand from the relevant offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section 3.3(d) above and the indemnifying party is prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of but also the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.3(e) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentences of this
Section 3.3(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 3.3(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.3(e) to contribute any amount in excess of (i) in the case of an indemnifying party that is a holder of Registrable Securities, the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, or (ii) in the case of an indemnifying party that is an underwriter or a qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less, in any such case referred to in clauses (i) and (ii) above, the amount of all indemnification and contribution payments made pursuant to Sections 3.3(b) and
(c) and this Section 3.3(e), as the case may be, in connection with such offering.

             (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

             (g) The indemnification and contribution required by this Section
3.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

             (h) In connection with underwritten offerings, the Company will use reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

         3.4 Holdback Agreement. (a) If requested in writing by the Company or the underwriter of any underwritten offering affording Stockholders registration rights pursuant to Section 3.1 (whether or not some or all of such Stockholder's Registrable Securities are subject to a cutback pursuant to
Section 3.1.4), including, without limitation, an IPO, each Stockholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) within 14 days before or 180 days after the effective date of a registration statement affording Stockholders registration rights pursuant to Section 3.1 (including where subject to a cutback pursuant to Section 3.1.4), or for such shorter period as the sole or lead managing underwriter or the Company shall request, in any such case, unless consented to by such underwriter or the Company, as applicable; the foregoing notwithstanding, to the extent a Discount Note Purchaser is a passive institutional investor that does not hold Registrable Securities representing in excess of 0.6% of the outstanding shares of Common Stock prior to an offering, this Section 3.4(a) shall apply to such Discount Note Purchaser only with respect to such Discount Note Purchaser's Registrable Securities.

             (b) If requested in writing by the underwriter of any offering in connection with an underwritten Demand Registration, the Company agrees not to effect any public sale or distribution (other than public sales or distributions solely by and for the account of the Company of securities issued
(i) pursuant to any employee or director benefit or similar plan or any dividend reinvestment plan or (ii) in any acquisition by the Company) of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 14 days before or 180 days after the effective date of a registration statement filed in connection with a Demand Registration, or for such shorter period as the sole or lead managing underwriter shall request, in any such case, unless consented to by such underwriter.

         3.5 Deferral. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to Section 3.1.2 at any time when, in the good faith judgment of the Board of Directors of the Company, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit the Company to include in the registration statement the Company's financial statements (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be. The filing of a registration statement by the Company cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the SEC as part of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if the Company were then obligated to file such reports. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a registration statement, or cause a registration statement previously filed pursuant to Section 3.1 to become effective, and may suspend sales by the holders of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of the Board of Directors of the Company, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided, however, that deferrals pursuant to this sentence shall not exceed, in the aggregate, 180 days in any calendar year. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the rights of holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than 30 days after the abandonment or the consummation of any of the foregoing proposals or transactions, unless invoked under new circumstances.

                                   ARTICLE IV

                  EXECUTIVE MANAGEMENT INVESTORS' PUT RIGHTS

         4.1 Put Rights. If, prior to the consummation of an IPO, an Executive Management Investor dies or the Executive Management Investor's employment by Maxxim (or its successor under the Employment Agreement, if any) is terminated by Maxxim (or its successor under the Employment Agreement, if any), without Cause (as (a) defined in such Executive Management Investor's Employment Agreement or in any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company), (b) by such Executive Management Investor for Good Reason (as defined in such Executive Management Investor's Employment Agreement or in any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and, if not so defined, upon the good faith determination of the Board of Directors of the Company), or (c) due to a Disability (as defined in such Executive Management Investor's Employment Agreement or, if such Executive Management Investor does not have an Employment Agreement, in any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company), the Executive Management Investor or the Executive Management Investor's legal representative or trustee, as the case may be, shall have the right, within six months after such termination is effective (or one year after the date of death in the case of the Executive Management Investor's death), to require the Company to purchase all (but not less than all) of the Executive Management Investor's shares of Common Stock (including any shares held by its Permitted Transferees) that (i) are Reinvestment Shares or (ii) were acquired in excess of six months prior thereto (A) upon the exercise of Options (less the number of shares used to exercise such Options) or upon the lapse of restrictions on an award of Restricted Stock at a price equal to the aggregate Fair Market Value of such shares of Common Stock determined as of the date of the exercise of the Put Right (the "Put Right"). The Company shall pay the purchase price in cash to the extent that subsidiaries of the Company are permitted to dividend the funds for purchases to the Company (a "Subsidiary Dividend") (under both applicable law and the indebtedness of the Company and its subsidiaries and such funds are available and the Company is permitted to purchase such shares for cash (under both applicable law and such indebtedness). Any amount not permitted to be funded through a Subsidiary Dividend or to be used to purchase such shares shall be a continuing obligation of the Company and such amount shall be paid by the Company before the payment of any dividends or distributions to Stockholders and shall accrue interest at the Applicable Federal Rate. The Board of Directors of the Company may, in its discretion, assign the rights and obligations of the Company under this Section 4 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

                                   ARTICLE V

                                 MISCELLANEOUS

         5.1 Effectiveness; Term.

             5.1.1 This Agreement shall become effective (the "Effective Date") simultaneously with the closing of the transactions under the Merger Agreement, and shall terminate without liability or penalty on the part of any party or its directors, officers, fiduciaries, employees and stockholders or members or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or members or general and limited partners thereof) to any other party or such other party's Affiliates upon the termination of the Merger Agreement pursuant to its terms.

             5.1.2 Unless theretofore terminated pursuant to Section 5.1.1, the rights and obligations of, and restrictions on, the Stockholders under Article II shall terminate when FPC and its Affiliates no longer hold in the aggregate at least 25% of the fully diluted shares of Common Stock then outstanding (subject, however, to all obligations of the parties hereto which must be fulfilled prior to such event). Notwithstanding the foregoing, in the event the Company enters into any agreement to merge with or into any other Person or adopts any other plan of recapitalization, consolidation, reorganization or other restructuring transaction as a result of which the Stockholders and their respective Permitted Transferees (including FPC and any Affiliates thereof) shall own less than a majority of the outstanding voting power of the entity surviving such transaction, this Agreement shall terminate.

             5.1.3 Unless theretofore terminated pursuant to Section 5.1.1, and notwithstanding anything in Section 5.1.2 to the contrary, the provisions contained in Article III shall continue to remain in full force and effect until the earlier to occur of the 20th anniversary of the date hereof and the date on which there are no longer any Registrable Securities outstanding or issuable or thereafter available for or subject to issuance to any Stockholder upon exercise or conversion of any Options, Warrants, rights or other convertible securities; provided, however, that the provisions of Section 3.3 shall survive termination pursuant to Section 5.1.2 or this Section 5.1.3.

         5.2 No Voting or Conflicting Agreements. Prior to an IPO, no Other Investor shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Common Stock nor, at any time, shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any Person with respect to the Common Stock inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Investors or holders of Common Stock that are not parties to this Agreement). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Common Stock inconsistent with the provisions of this Agreement. No Stockholder shall act, at any time, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of shares of Common Stock in any manner that is inconsistent with the provisions of this Agreement.

         5.3 Composition of the Board of Directors. Following the Effective Date, the Board of Directors of the Company shall consist of seven members. The Rollover Investors shall have the right to designate three members of the Board of Directors of the Company, as described herein, which initially shall include Kenneth W. Davidson (Chairman of the Board of Directors of the Company), Ernest
J. Henley, Ph.D., and one other member to be designated by the Rollover Investors. The remaining four initial directors shall be designated by FPC. While Mr. Davidson is Chief Executive Officer or Chairman of the Board of Directors of the Company, all three members of the Board of Directors of the Company that may be designated by the Rollover Investors shall be selected by Mr. Davidson, and, thereafter, by a plurality vote of the total number of shares of Common Stock held by the Rollover Investors. FPC shall have the right to designate at least four members of the Board of Directors of the Company. So long as the Mezzanine Investor own at least 25% of the original principal amount of the Holdco Notes, GS Mezzanine Partners, L.P. shall, in accordance with the purchase agreement relating to the Holdco Notes, have the right to appoint one observer to the Board of Directors of the Company. The parties recognize that, following the Effective Date, as owner of more than a majority of the Common Stock, FPC has the power to alter the composition of the Board of Directors of the Company in accordance with the Bylaws of the Company, including, without limitation, to increase the size of the Board and to add additional designees without prejudice to the rights of the Rollover Investors and Mezzanine Investor hereunder. Each of the Stockholders entitled to vote in the election of directors to the Board of Directors of the Company agrees that it shall vote its Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of Stockholders) in order to ensure that the designees that each of the Rollover Investors and FPC are entitled to designate to the Board of Directors of the Company as set forth in this Section 5.3 are so elected. The rights pursuant to this Section 5.3 to designate members of the Board of Directors of the Company, but not the observation right of GS Mezzanine Partners, L.P., shall terminate upon an IPO (except that, as long as FPC owns at least 1% of the fully diluted shares of Common Stock, FPC shall be entitled to designate one director). In addition, if the Rollover Investors hold less than: (a) 15% of the fully diluted shares of Common Stock, the number of directors they are entitled to designate shall be reduced to two; (b) 7.5% of the fully diluted shares of Common Stock, the number of directors they shall be entitled to designate shall be reduced to one; and (c) 2.5% of the fully diluted shares they shall not be entitled to designate any directors; provided, however, that neither this Agreement, nor any provision hereunder shall, in any way, limit, reduce or otherwise affect the rights of any Management Investor under the terms of his or her Employment Agreement.

         5.4 Approval of Stock Incentive Plan by Stockholders. The Stockholders, by their execution of this Agreement, hereby approve the Stock Incentive Plan, a copy of which is attached to this Agreement as Exhibit A.

         5.5 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and, accordingly, agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 5.5 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

         5.6 Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, by overnight courier or by telecopy, addressed to the Company at its principal offices and to the other parties at their addresses reflected on the signature pages hereto. Each party hereto, by written notice given to the other parties hereto in accordance with this Section 5.6, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder that are mailed or telecopied shall be deemed to have been given on the date of mailing or, in the case of telecopying, upon confirmation of receipt.

         5.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective permitted successors and assigns. If any Stockholder or any Transferee of any Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and, by taking and holding such shares, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

         5.8 Recapitalizations and Exchanges Affecting Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock, to any and all shares of capital stock or equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, Common Stock, or that may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise. Upon the occurrence of any of such events, numbers of shares and amounts hereunder and any other appropriate terms shall be appropriately adjusted, as determined in good faith by the Board of Directors of the Company.

         5.9 Governing Law. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         5.10 Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

         5.11 Amendment. This Agreement may not be amended or supplemented, except by an instrument in writing signed by the Company and by Stockholders holding a majority of the then-outstanding shares of Common Stock held by all Stockholders; provided, however, that any amendment, supplement or modification of this Agreement that adversely affects the rights and obligations of the Stockholders generally under Section 2.5 shall also require the approval of FPC and a majority of the outstanding shares of Common Stock held by the Other Investors; and provided, further, that any amendment, supplement or modification of this Agreement that adversely affects the rights and obligations of any Stockholder (an "Affected Holder") or group thereof, as a class, differently than those of the other Stockholders shall also require the approval of Affected Holders holding a majority of the outstanding shares of Common Stock held by all such Affected Holders. The foregoing notwithstanding, the Company, without the consent of any other party hereto, may amend Schedule I and the signature pages hereto, in order to add any Executive Management Investor or Other Investor or any other party that becomes a holder of Common Stock or securities convertible into or exercisable for Common Stock.

         5.12 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         5.13 Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement, including, to the extent necessary or appropriate, using all reasonable efforts to cause the amendment of the Certificate or the Bylaws of the Company in order to provide for the enforcement of this Agreement in accordance with its terms. In furtherance and not in limitation of the foregoing, in the event of any amendment, modification or termination of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors of the Company to meet within 30 days following such amendment, modification or termination or as soon thereafter as is practicable for the purpose of amending the Certificate and Bylaws of the Company, as may be required as a result of such amendment, modification or termination, and, to the extent required by law, proposing such amendments to the Stockholders of the Company entitled to vote thereon, and such action shall be the first action to be taken at such meeting.

         5.14 Complete Agreement; Counterparts. This Agreement (together with the Merger Agreement, the Voting Agreements, dated as of June 13, 1999, as amended, by and between Fox Paine Medic and each of the Rollover Investors, the Investor Participation Agreement, dated June 13, 1999, as amended, by and among Fox Paine Medic and the Rollover Investors, the Stock Incentive Plan, the Employment Agreements and the other agreements referred to herein and therein) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         5.15 Certain Transactions. The parties hereto agree that Fox Paine & Company, LLC shall have the exclusive right to perform all consulting, financing, investment banking and similar services for the Company and its subsidiaries, for customary compensation and on other terms that are customary for similar engagements with unaffiliated third parties, and neither the Company nor its subsidiaries shall engage any other Person to perform such services during the term of this Agreement, except to the extent Fox Paine & Company, LLC shall consent thereto or shall decline, at its sole election, to perform such services; in any such case, so long as FPC holds at least 10% of the outstanding shares of Common Stock.

         5.16 No Third-Party Beneficiaries. The provisions of this Agreement shall be only for the benefit of the parties to this Agreement, and no other Person (other than any indemnified party with respect to Section 3.3) shall have any third party beneficiary or other right hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                MAXXIM MEDICAL, INC.

                                By: /s/ Kenneth W. Davidson
                                    -----------------------------------------
                                    Name: Kenneth W. Davidson
                                    Title: Chairman, President and Chief
                                    Financial Officer

                                FOX PAINE CAPITAL FUND, L.P.

                                By: /s/ Jason B. Hurwitz
                                    -----------------------------------------
                                    Name: Jason B. Hurwitz
                                    Title: Director
                                    Address: 950 Tower Lane, Suite 1150
                                             Foster City, CA 94404

                                FPC INVESTORS, L.P.

                                By: /s/ Jason B. Hurwitz
                                    -----------------------------------------
                                    Name: Jason B. Hurwitz
                                    Title: Director
                                    Address: 950 Tower Lane, Suite 1150
                                             Foster City, CA 94404

                                MAXXIM COINVESTMENT FUND I, LLC
                                By: Fox Paine Capital Fund, LLC, its Manager

                                By: /s/ Jason B. Hurwitz
                                    -----------------------------------------
                                    Name: Jason B. Hurwitz
                                    Title: Authorized Signatory
                                    Address: 950 Tower Lane, Suite 1150
                                             Foster City, CA 94404

                                 MAXXIM COINVESTMENT FUND II, LLC
                                 By: Fox Paine Capital Fund, LLC, its Manager

                                 By: /s/ Jason B. Hurwitz
                                     ----------------------------------------
                                 Name: Jason B. Hurwitz
                                 Title: Director
                                 Address: 950 Tower Lane, Suite 1150
                                           Foster City, CA 94404

               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                 MAXXIM COINVESTMENT FUND III, LLC
                                 By: Fox Paine Capital Fund, LLC, its Manager

                                 By: /s/ W. Dexter Paine
                                     ----------------------------------------
                                     Name: W. Dexter Paine
                                     Title: Director
                                     Address: 950 Tower Lane, Suite 1150
                                              Foster City, CA 94404
















               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                 MAXXIM COINVESTMENT FUND IV, LLC
                                 By: Fox Paine Capital Fund, LLC, its Manager

                                 By: /s/ Jason B. Hurwitz
                                     -----------------------------------------
                                     Name: Jason B. Hurwitz
                                     Title: Director
                                     Address: 950 Tower Lane, Suite 1150
                                     Foster City, CA 94404

                                 MAXXIM COINVESTMENT FUND V, LLC
                                 By: Fox Paine Capital Fund, LLC, its Manager

                                 By: /s/ Jason B. Hurwitz
                                     -----------------------------------------
                                     Name: Jason B. Hurwitz
                                     Title: Director
                                     Address: 950 Tower Lane, Suite 1150
                                              Foster City, CA 94404

                                 GS MEZZANINE PARTNERS, L.P.

                                 By: GS Mezzanine Advisors, L.P.,
                                     its general partner
                                 By: GS Mezzanine Advisors, Inc.,
                                     its general partner

                                 By: /s/ Melina Higgins
                                     -----------------------------------------
                                 Name: Melina Higgins
                                 Title: Attorney-in-fact

                                 GS MEZZANINE PARTNERS OFFSHORE, L.P.

                                 By: GS Mezzanine Advisors (Cayman), L.P.,
                                     its general partner
                                 By: GS Mezzanine Advisors, Inc.,
                                     its general partner

                                 By: /s/ Melina Higgins
                                     -----------------------------------------
                                 Name: Melina Higgins
                                 Title: Attorney-in-fact

                                 CHASE EQUITY ASSOCIATES, L.P.
                                 By: Chase Capital Partners,
                                     its general partners

                                 By: /s/ John O'Connor
                                     -----------------------------------------
                                 Name: John O' Connor
                                 Title: General Partner
                                 Address: 380 Madison Avenue, 12th Floor
                                          New York, New York 10017




               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                 NATIONWIDE LIFE INSURANCE COMPANY

                                 By: /s/ Jerry D. Cohen
                                     -----------------------------------------
                                 Name: Jerry D. Cohen
                                 Title: Authorized Signatory
                                 Address: One Nationwide Plaza (1-33-07)
                                          Columbus, OH 43215-2220

                                 JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                 By: /s/ Stephen J. Blewitt
                                     -----------------------------------------
                                     Name: Stephen J. Blewitt
                                     Title: Senior Investment Officer
                                     Address: 200 Clarendon Street
                                              Boston, MA 02117

                                 JOHN HANCOCK VARIABLE LIFE
                                   INSURANCE COMPANY

                                 By: /s/ Stephen J. Blewitt
                                     -----------------------------------------
                                     Name: Stephen J. Blewitt
                                     Title: Senior Investment Officer
                                     Address: 200 Clarendon Street
                                              Boston, MA 02117

                                 SIGNATURE 3 LIMITED

                                 by JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY, as Portfolio Advisor

                                 By: /s/ Stephen J. Blewitt
                                     -----------------------------------------
                                     Name: Stephen J. Blewitt
                                     Title: Senior Investment Officer
                                     Address: 200 Clarendon Street
                                              Boston, MA 02117

                                 MERRILL LYNCH INTERNATIONAL

                                 by JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY, as Manager
                                    under that certain Bond Purchase
                                    and Asset Management Agreement
                                    dated as of June 22, 1999

                                 By: /s/ Stephen J. Blewitt
                                     -----------------------------------------
                                     Name: Stephen J. Blewitt
                                     Title: Senior Investment Officer
                                     Address: 200 Clarendon Street
                                              Boston, MA 02117




               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                                 By: /s/ Gary A. Poliner
                                     -----------------------------------------
                                     Name: Gary A. Poliner
                                     Title: Its Authorized Representative
                                     Address: 720 East Wisconsin Avenue
                                              Milwaukee, WI 53202

                                 MERRILL LYNCH, PIERCE, FENNER
                                    & SMITH INCORPORATED

                                 By: /s/ Christopher K. Stunt
                                     -----------------------------------------
                                     Name: Christopher K. Stunt
                                     Title: Director
                                     Address: World Financial Center -
                                              North Tower
                                              New York, NY 10281-1329

                                 DEUTSCHE BANK AG, NEW YORK BRANCH

                                 By: /s/ William W. Archer
                                     -----------------------------------------
                                     Name: William W. Archer
                                     Title: Managing Director
                                     Address: 130 Liberty Street, 29th Floor
                                              New York, New York 10006

                                 CIBC WMC, INC.

                                 By: /s/ Ken Kilgour
                                     -----------------------------------------
                                     Name: Ken Kilgour
                                     Title: Managing Director
                                     Address: 161 Bay Street, 8th Floor
                                              Toronto, Ontario M5J 2S8 CANADA

                                 CREDIT SUISSE FIRST BOSTON CORPORATION

                                 By: /s/ Richard Gallant
                                     -----------------------------------------
                                     Name: Richard Gallant
                                     Title: Director
                                     Address: 11 Madison Avenue
                                              New York, New York 10010




               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                 DAVIDSON MANAGEMENT
                                    INTERNATIONAL LIMITED PARTNERSHIP

                                 By:  Davidson Management, Inc.,
                                         its general partner

                                 By: /s/ Kenneth W. Davidson
                                     -----------------------------------------
                                 Name: Kenneth W. Davidson
                                 Title: President
                                 Address:

                                 By: /s/ Kenneth W. Davidson
                                     -----------------------------------------
                                 Name: Kenneth W. Davidson
                                 Address:

                                 /s/ Peter M. Graham
                                 ---------------------------------------------
                                 Name: Peter M. Graham
                                 Address:

                                 /s/ David L. Lamont
                                 ---------------------------------------------
                                 Name: David L. Lamont
                                 Address:

                                 /s/ Henry T. DeHart
                                 ---------------------------------------------
                                 Name: Henry T. DeHart
                                 Address:

                                 /s/ Jack F. Cahill
                                 ---------------------------------------------
                                 Name: Jack F. Cahill
                                 Address:

                                 /s/ Alan S. Blazei
                                 ---------------------------------------------
                                 Name: Alan S. Blazei
                                 Address:

                                 /s/ Joseph D. Dailey
                                 ---------------------------------------------
                                 Name: Joseph D. Dailey
                                 Address:

                                 /s/ Suzanne R. Garon
                                 ---------------------------------------------
                                 Name: Suzanne R. Garon
                                 Address:

                                 /s/ Ernest J. Henley, Ph.D.
                                 ---------------------------------------------
                                 Name: Ernest J. Henley, Ph.D.
                                 Address: 49 Briar Hollow
                                          Houston, TX 77027

                                 /s/ Davis C. Henley
                                 ---------------------------------------------
                                 Name: Davis C. Henley
                                 Address:




               [SIGNATURE PAGE TO MAXXIM STOCKHOLDERS' AGREEMENT]

                                   Schedule I

         The individual holdings of Common Stock of each Stockholder immediately after the closing of the transactions contemplated in the Merger Agreement (not assuming the exercise of any Options) will be as follows:


                                                                           Number of Shares
                                                                           of Common Stock
              Name                                                        Held After Closing
              ----                                                        ------------------
Davidson Management International Limited Partnership                          184,514
Peter M. Graham                                                                 75,365
David L. Lamont                                                                 59,917
Henry T. DeHart                                                                 36,736
Jack F. Cahill                                                                  39,661
Alan S. Blazei                                                                  46,520
Joseph D. Dailey                                                                24,320
Suzanne R. Garon                                                                 5,024
Ernest J. Henley, Ph.D.                                                        143,385
David C. Henley                                                                 86,031
Fox Paine Capital Fund, L.P.                                                 3,930,217
FPC Investors, L.P.                                                             58,317
GS Mezzanine Partners, L.P.                                                    142,101
GS Mezzanine Partners Offshore, L.P.                                            76,306
MAXXIM COINVESTMENT FUND I                                                      97,864
MAXXIM COINVESTMENT FUND II                                                    109,204
MAXXIM COINVESTMENT FUND III                                                   109,204
MAXXIM COINVESTMENT FUND IV                                                    218,407
MAXXIM COINVESTMENT FUND V                                                     327,611
                                                                             ---------
    Total                                                                    5,770,704

         The individual holdings of Options to purchase shares of Common Stock of each Stockholder immediately after the closing of the transactions contemplated in the Merger Agreement are as set forth as follows:


           Name                                                     Number of Shares of Common
           ----                                                     Stock Subject to Options
                                                                        Held After Closing
                                                                    --------------------------
Kenneth W. Davidson                                                              386,892
Peter M. Graham                                                                  209,747
David L. Lamont                                                                  161,812
Henry T. DeHart                                                                  100,007
Jack F. Cahill                                                                   101,385
Alan S. Blazei                                                                   141,725
Joseph D. Dailey                                                                  59,489
Suzanne R. Garon                                                                  11,818
                                                                               ---------
    Total                                                                      1,172,875


                                                                    Number of Shares of Common
                                                                    Stock Subject to Warrants
           Name                                                         Held After Closing
           ----                                                     --------------------------
GS Mezzanine Partners, L.P.                                                      114,875
GS Mezzanine Partners Offshore, L.P.                                              61,686
Chase Equity Associates, L.P.                                                     10,809
Nationwide Life Insurance Company                                                  5,405
John Hancock Mutual Life Insurance Company                                        17,836
John Hancock Variable Life Insurance Company                                       1,081
Signature 3 Limited                                                                  540
Merrill Lynch International                                                        7,567
The Northwestern Mutual Life Insurance Company                                    27,024
Merrill, Lynch, Pierce, Fenner & Smith Incorporated                                5,405
Deutsche Bank AG, New York Branch                                                  2,703
CIBC WMC, Inc.                                                                     5,406
Credit Suisse First Boston Corporation                                             2,703
                                                                                 -------
    Total                                                                        263,040


                                  Schedule II

                              REINVESTMENT SHARES

      NAME                                 NUMBER OF SHARES
      ----                                  OF COMMON STOCK
                                           ----------------
      Davidson Management                        46,080
      International Limited
      Partnership

      Peter M. Graham                            34,930

      David L. Lamont                            27,082

      Henry T. DeHart                            13,852

      Jack F. Cahill                             14,425

      Alan S. Blazei                             24,152

      Joseph Dailey                               8,089

      Suzanne Garon                               1,009
                                                -------
      TOTAL                                     169,619

                               Schedule 2.3.7(a)

         Merrill Lynch International, which is acquiring the securities at the direction of John Hancock Mutual Life Insurance Company ("Hancock") under that certain Bond Purchase and Asset Management Agreement, dated as of June 22, 1999, may transfer the securities that it acquires to Signature 4 Limited, a Cayman islands corporation for which Hancock will act as portfolio advisor, with the reasonable consent of the Board of Directors of the Company.